Exhibit 99(a)
          SECOND SUPPLEMENTAL SECOND AMENDMENT TO ACCOMMODATION AGREEMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT (this “Amendment”) dated as of April 22, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been amended on January 30, 2009 pursuant to the First Amendment thereto, on February 24, 2009 pursuant to the Supplemental Amendment thereto, and on April 3, 2009 pursuant to the Supplemental Second Amendment thereto, and may be further amended, modified or supplemented from time to time, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, the Borrower and the Guarantors desire to modify the Accommodation Agreement as provided herein;
     WHEREAS, the Required First Priority Participant Lenders and the Required Total Participant Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement in response to the Borrower’s request as set forth below;
     WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Credit Agreement in response to the Borrower’s request as set forth below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) Section 1(b) of the Accommodation Agreement is hereby amended by adding the following definitions in alphabetical order to said Section 1(b):

     “Second Supplemental Second Amendment to the Accommodation Agreement” shall mean the Second Supplemental Second Amendment to the Accommodation Agreement, dated as of April 22, 2009.
     (b) Section 1(b) of the Accommodation Agreement is hereby further amended by amending and restating clause (iv) of the definition of “Accommodation Period” in its entirety to read as follows:
     “(iv) May 9, 2009, unless the Required First Priority Participant Lenders and the Required Total Participant Lenders shall have delivered to the Borrower a Satisfactory Termsheet Notice on or prior to May 8, 2009; and”
     (c) Section 1(b) of the Accommodation Agreement is hereby further amended by deleting the phrase “, on or prior to April 17, 2009,” in the definition of “GM Transaction Termsheet Condition”.
     (d) Section 1(b) of the Accommodation Agreement is hereby further amended by amending and restating the definition of “Minimum Borrowing Base Cash Collateral Account Balance” in its entirety to read as follows:
     “Minimum Borrowing Base Cash Collateral Account Balance” shall mean $115,000,000; provided that if the GM Transaction Termsheet sets forth a different amount for the Minimum Borrowing Base Cash Collateral Account Balance, the Minimum Borrowing Base Cash Collateral Account Balance shall be such amount from and after the date, if any, on which the Borrower shall have received a Satisfactory Termsheet Notice.
     (e) Section 3(e)(iv) of the Accommodation Agreement is hereby amended by adding the following phrase at the end of the first sentence thereof: “or by Section 5(II)(E) of the Second Supplemental Second Amendment to the Accommodation Agreement.”
     (f) Section 3(g) of the Accommodation Agreement is hereby amended and restated in its entirety to read as follows:
     “On each date on or after April 1, 2009 on which the Borrower is obligated to pay interest in respect of the Tranche C Loan pursuant to Section 2.08(c) of the Credit Agreement, the Borrower shall apply an amount equal to the amount of interest that the Borrower is otherwise required to pay to the Tranche C Lenders in respect of interest accrued on or after April 1, 2009 (net of any amount previously so applied on or after April 1, 2009 pursuant to this Section 3(g)) to repay Obligations pursuant to Section 2.19(b) of the Credit Agreement. For the avoidance of doubt, such application by the Borrower shall not affect the Borrower’s obligation to pay, and each Tranche C Lender’s right to receive, interest on such Tranche C Lender’s portion of the Tranche C Loans pursuant to Section 2.08 and 2.09 of the Credit Agreement.”
     (g) Section 3(m) of the Accommodation Agreement is hereby amended by deleting the dates “April 20, 2009” and “April 17, 2009” in clause (i) thereof and replacing them with “May 5, 2009” and “May 4, 2009” respectively.
     (h) Schedule I of the Accommodation Agreement is hereby amended by deleting the date “April 17, 2009” in paragraph 4 thereof and replacing it with “May 4, 2009”.
     2. Amendments to Credit Agreement
     (a) The parties hereto hereby agree that upon their execution and delivery of this Amendment and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 4 hereof with respect to the effectiveness of this Amendment, (i) the Credit Agreement shall be amended as set forth herein and shall be binding upon all parties thereto, subject to the terms hereof and (ii) each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Effective Date, refer to such agreements as amended by this Amendment.
     (b) The last paragraph of Section 7.01 of the Credit Agreement is amended by (x) replacing “and” with “,” between the second appearance of “Existing Pre-Petition Agent” and the second appearance of “to the United States Trustee for the Southern District of New York” and (y) adding “and to the Pension Benefit Guaranty Corporation” after the second appearance of “to the United States Trustee for the Southern District of New York”.
     3. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) after giving effect to the amendments set forth in Section 1(c), (g) and (h) above as if such amendments had been in effect on April 17, 2009, no Event of Default (other than a Specified Default) has occurred and is continuing on the date hereof.
     4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders, the Required Total Participant Lenders and the Required Lenders; and

     (ii) immediately prior to the effectiveness of this Amendment, but after giving effect to the amendments set forth in Section 1(c), (g) and (h) above as if such amendments had been in effect on April 17, 2009, no Event of Default (other than a Specified Default) shall have occurred and be continuing.
     5. Conditions Subsequent. This Amendment shall automatically be null and void and of no further force and effect on April 25, 2009 (the “Termination Date”), unless prior to such date (I) the Bankruptcy Court shall have entered one or more orders reasonably satisfactory in form and substance to the Administrative Agent authorizing (A) this Amendment (it being understood and agreed by the parties hereto that such approval is not required for this Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), (B) the payment by the Borrower to the Administrative Agent of all fees referred to herein or in that certain Fee Letter (the “Fee Letter”) dated as of April 21, 2009, (C) the payment by the Borrower to any Lenders of all fees referred to in any separate side letters (as such side letters may be amended, the “Expense Side Letters”), and (D) the payment by the Borrower of the Amendment Fees (as defined below), and (II) the Borrower shall have (A) paid to the Administrative Agent all fees referred to herein or in the Fee Letter, (B) paid to each Participant Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5.00 p.m. (New York City time) on April 22, 2009, an amendment fee in an amount equal to 20 basis points of the Tranche A Total Commitment Usage, Tranche B Loans and Tranche C Loans of each such Participant Lender as of the Effective Date (the “Amendment Fees”), (C) paid all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement, (D) paid all invoiced expenses of the Lenders payable pursuant to any Expense Side Letters and (E) applied $25,000,000 from one or more Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations in accordance with Section 2.19(b) of the Credit Agreement.
     6. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the execution of this Amendment by the Participant Lenders that executed and delivered this Amendment (together with any such Participant Lender’s successors and assigns, the “Amendment Participant Lenders”), the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 6 shall survive (i) the expiration or termination of the

Accommodation Period, of the Accommodation Agreement and of this Amendment (including due to the occurrence of the First Termination Date or the Second Termination Date) and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.
     7. Miscellaneous.
          (a) The Amendment Participant Lenders hereby waive any defaults (including any Automatic Accommodation Termination Defaults or Accommodation Defaults) that may have occurred as a result of the failure of the Borrower to (i) apply the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations pursuant to Section 3(m)(i) of the Accommodation Agreement or (ii) satisfy the GM Transaction Termsheet Condition on or prior to April 17, 2009.
          (b) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii) guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (c) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (d) No Person other than the parties hereto and any other Lender, and, in the case of Section 6 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof and any other Lender) are hereby expressly disclaimed.
          (e) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Lender contemplated hereby.
          (f) Nothing in this Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (g) Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          (h) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Amendment.

          (i) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.
          (j) THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (k) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed as of the day and the year first written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President and Treasurer

DREAL, INC., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

Signature page for the Second Supplemental Second Amendment to the Accommodation Agreement, dated as of April 22, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:
By:
Name:
Title: